UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

Of the Securities Exchange Act of 1934

Date of Report: January 24, 2008

(Date of earliest event reported)

INSWEB CORPORATION

(Exact name of Registrant as specified in its charter)

Delaware	0-26083	94-3220749
(State or other jurisdiction of	(Commission file number)	(IRS Employer
incorporation or organization)		Identification Number)

11290 Pyrites Way, Suite 200

Gold River, California 95670

(Address of principal executive offices)

(916) 853-3300

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.   RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On January 24, 2008, InsWeb Corporation issued a press release announcing financial results for the three months ended December 31, 2007 and for fiscal 2007. The press release is attached to this report as Exhibit 99.1.

 Item 7.01   REGULATION FD DISCLOSURE

As previously reported, InsWeb is a defendant in a patent infringement lawsuit brought by Autobytel.  InsWeb has been a business partner with Autobytel and/or its subsidiaries for more than 6 years and contends that the relevant functional aspects of InsWeb’s technology has not materially changed since 1997, a date that precedes Autobytel’s patent application by more than one year.  As a business partner, Autobytel knew of InsWeb’s business processes for many years without complaining of infringement.  While this litigation is in the early stages, InsWeb’s retained counsel believes the Company has meritorious defenses of non-infringement, patent invalidity and unenforceability.  InsWeb intends to defend itself vigorously and pursue all available options with regard to this action.

Item 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit No.99.1                      Press release issued by InsWeb Corporation dated January 24, 2008

SIGNATURE

In accordance with the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 28, 2008	INSWEB CORPORATION
(Registrant)

/s/ Kiran Rasaretnam

Kiran Rasaretnam
Chief Financial Officer